File No. 33-56094

                                  PILGRIM FUNDS

                      Supplement dated May 21, 2001 to the
                    Class A, B, C, M and T Income Prospectus
                                dated May 1, 2001


Effective May 21, 2001, Pilgrim Money Market Fund (the "Fund") will no longer invest all of its assets in Primary Institutional Fund, a series of Reserve Institutional Trust. ING Pilgrim Investments, LLC ("ING Pilgrim Investments"), the Fund's Adviser, will directly manage the Fund.

Denis P. Jamison will be responsible for the day-to-day management of the Fund. Mr. Jamison is Senior Vice President and Senior Portfolio Manager of ING Pilgrim Investments since July 2000. Prior to July 2000, Mr. Jamison was Senior Vice President at Lexington Management Corp. (which was acquired by ING Pilgrim Investments' parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

On May 9, 2001, the Board of Trustees of the Fund approved a change in the Fund's investment strategies. Effective May 21, 2001, the following disclosure will replace the disclosure under "Pilgrim Money Market Fund -- Investment Strategy" and "Risks" on page 18 of the Prospectus:

     The Fund will invest in short-term money market instruments that have been rated in one of the two highest rating categories by both Standard & Poor's ("S&P") and Moody's Investor Service, Inc. ("Moody's"), both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

     Specifically, the Fund will invest in instruments issued by the U.S. Government, its agencies and instrumentalities (U.S. Government
     Securities); high quality deposit-type obligations, such as negotiable certificates of deposit and time deposits, banker's acceptances and letters of credit of domestic and foreign banks and foreign branches of foreign banks; savings and loans associations and savings banks; other short-term instruments of similar quality; instruments fully collateralized by such obligations; and repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligations of the sellers to repurchase, and of the Fund to resell, at a fixed price.

     The Fund will also ensure that its money market instruments' average weighted maturities do not exceed 90 days.

     The Fund is subject to the risks associated with investing in debt securities.

     An investment in the Fund is not insured or guaranteed by the Federal Reserve Deposit Insurance Corporation or any other governmental agency.

     Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     Changes in Interest Rates -- money market funds like the Fund are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.
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     Credit Risk -- money  market funds like the Fund are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

     U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

     Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations).


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